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                          Atlantic Southern Properties,
                                      Inc.

                                      18.1

                          Certificate of Incorporation
                               Filed June 24, 1970
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                          CERTIFICATE OF INCORPORATION
                                       OF
                             ATLANTIC HOUSING, INC.




         This is to certify that we, James P. Hayward, John Lloyd, Jr., William
S. Cowart, Jr., Robert W. Hogg and Richard M. Wilson, do hereby associate ourselves into a corporation under and by virtue of the New Jersey Business Corporation Act (Title 14A of New Jersey Statutes).

         1. The name of the corporation is Atlantic Housing, Inc.

        2. The purpose for which this corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

         3. The corporation shall have the authority to issue 100 shares of common stock having a par value of $1.00 per share.

        4. There shall be but one class of common stock issued.

        5. The address of the corporation's initial registered office shall be 1600 Pacific Avenue, Atlantic City, New Jersey 08404, and the name of the corporation's initial registered agent at such address is Charles F. Morgan.

         6. There shall be five directors constituting the First Board of Directors and their names and addresses are:

James P. Hayward                                  1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

John Lloyd, Jr.                                   1421 Atlantic Avenue, Atlantic
                                                  City, N. J. 08404

William S. Cowart, Jr.                            1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

Robert W. Hogg                                    1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

Richard M. Wilson                                 1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404
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         7. The names and addresses of the Incorporators are:

James P. Hayward                                  1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

John Lloyd, Jr.                                   1421 Atlantic Avenue, Atlantic
                                                  City, N.J. 08404

William S. Cowart, Jr.                            1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

Robert W. Hogg                                    1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

Richard M. Wilson                                 1600 Pacific Avenue, Atlantic
                                                  City, N. J. 08404

        8. The duration of the corporation's existence shall be perpetual.

        9. The effective date of this Certificate Of Incorporation shall be the date of filing.

                  IN WITNESS WHEREOF, we have hereunto set our hands and seals in this 17th day of June, One Thousand Nine Hundred and Seventy.

                                       ___________________________________(SEAL)
                                       James P. Hayward

                                       ___________________________________(SEAL)
                                       John Lloyd, Jr.

                                       ___________________________________(SEAL)
                                       William S. Cowart, Jr.

                                       ___________________________________(SEAL)
                                       Robert W. Hogg

                                       ___________________________________(SEAL)
                                       Richard M. Wilson

STATE OF NEW JERSEY
                      SS
COUNTY OF ATLANTIC

                  BE IT REMEMBERED, that on the 17th day of June, 1970, before me, the subscriber, a notary public of the State of New Jersey, personally appeared James P. Hayward, John Lloyd, Jr., William S. Cowart, Jr., Robert W. Hogg, and Richard M. Wilson, whom I am satisfied are the persons named in the above Certificate of Incorporation, and thereupon acknowledged that they signed, sealed and delivered the same as their act and deed, for the uses and purposes therein expressed.


                                              __________________________________
                                              Notary Public of New Jersey